SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2004

BNS Holding, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-5881	20-1953457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Enterprise Center, Suite 103, Middletown, Rhode Island 02842

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 848-6300

BNS Co.

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

See disclosure under Item 8.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

See disclosure under Item 8.01.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See disclosure under Item 8.01.

Item 8.01	Other Events.

A.	Holding Company Organizational Structure

BNS Holding, Inc., a Delaware corporation (the “Registrant” or “BNS Holding, Inc.”), was organized to enable its predecessor registrant and now its wholly-owned subsidiary BNS Co., a Delaware corporation formerly known as Brown & Sharpe Manufacturing Company (“BNS”), to implement a holding company organizational structure.

Effective December 14, 2004, BNS reorganized into a holding company form of structure, whereby the Registrant became the holding company for BNS and its subsidiary BNS International Limited. The holding company organizational structure was effected by a merger conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (“DGCL”), which provides for the formation of a holding company structure without a vote of the stockholders of the corporation in the position of BNS. The creation of a holding company structure is intended to facilitate the process of making one or more acquisitions by the Registrant.

In the merger, BNS Holdings Merger Sub, Inc., a Delaware corporation (the “Merger Sub”), merged with and into BNS with BNS as the surviving corporation. Prior to the reorganization, the Registrant was a direct, wholly owned subsidiary of BNS and Merger Sub was a direct, wholly owned subsidiary of the Registrant. Both the Registrant and Merger Sub were organized for the sole purpose of implementing the holding company structure.

Pursuant to the merger, (i) each issued and outstanding share of Class A Common Stock, par value $.01 per share, of BNS was converted into one share of Class A Common Stock, par value $.01 per share, of the Registrant, (ii) each issued and outstanding share of Class B Common Stock, par value $.01 per share, of BNS was converted into one share of Class B Common Stock, par value $.01 per share, of the Registrant, (iii) each issued and outstanding share of Merger Sub was converted into one share of common stock of BNS, and the separate corporate existence of Merger Sub ceased, and (iv) all of the issued and outstanding shares of the Registrant owned by BNS were automatically canceled and retired. As a result, each stockholder of BNS owned securities of the same class, evidencing the same proportional interests in the Registrant and having the same designations, rights, powers and preferences and qualifications, limitations and restrictions as those that the stockholder held in BNS. In addition, each issued but not outstanding share of Class A Common Stock, par value $.01 per share of BNS held in the Treasury of BNS was converted into one share of issued but not outstanding Class A Common Stock, par value $.01 per share of Registrant held in the Treasury of the Registrant and each issued but not outstanding share of Class B Common Stock, par value $.01 per share of BNS held in the Treasury of BNS was converted into one share of issued but not outstanding Class B Common Stock, par value $.01 per share of the Registrant held in the Treasury of the Registrant. As a result of the merger, BNS became a direct, wholly owned subsidiary of the Registrant.

In connection with the merger, each restricted share of Class A Common Stock of BNS became a restricted share of Class A Common Stock of the Registrant upon terms identical to its previous terms of such restricted stock, and the 1999 Equity Incentive Plan of BNS, under which said outstanding restricted stock of BNS had been issued and under which additional shares of capital stock could be issued in the future, by way of options, restricted stock or other specified awards, became the 1999 Equity Incentive Plan of the Registrant under which said additional shares of capital stock can be issued. In addition, pursuant to an Instrument of Adoption and Assumption of Indemnity Agreements, BNS Holding, Inc. has adopted and assumed all of the obligations and duties of BNS under the various Indemnity Agreements between BNS Co. and directors (or former directors) and officers of BNS. BNS Holding, Inc., pursuant to an Instrument of Adoption and Assumption of Agreement between BNS Co. and Michael D. Warren Associates, Inc., also has adopted and assumed all of the obligations and duties of BNS under BNS’s agreement with Michael Warren Associates, Inc.

The conversion of shares of capital stock in the merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of BNS are deemed to represent the same number of shares of capital stock of the Registrant. The Class A Common Stock of the Registrant will continue to be listed and traded on the Boston Stock Exchange under the symbol “BNC” without interruption and trade on the Over-the-Counter Bulletin Board under the symbol “BNSXA.OB”. The change to the holding company structure was tax free to stockholders for federal income tax purposes.

In accordance with Section 251(g) of the DGCL, the provisions of the certificate of incorporation, including without limitation those relating to authorized capital stock, and by-laws of the Registrant are identical to those of BNS prior to the holding company merger. The directors and executive officers of the Registrant are the same individuals who were directors and executive officers, respectively, of BNS immediately prior to the merger.

In connection with the merger, the Registrant became liable for and assumed all the obligations and duties of BNS under that certain Rights Agreement, dated as of February 13, 1998, as amended (the “Rights Agreement”), by and between EquiServe Trust Company, N.A., as Rights Agent, and BNS. Accordingly, until the occurrence of certain events specified in the Rights Agreement, the rights thereunder will be represented by the outstanding shares of the common stock of the Registrant, are not transferable separately from the associated shares of common stock and are automatically transferred upon transfer of the associated common stock. The other liabilities, including contingent liabilities, of BNS, were not assumed by the Registrant in the transaction and therefore continue to be obligations of BNS, and the assets of BNS were not transferred to the Registrant and continue to be the assets of BNS.

Upon consummation of the merger, the Class A Common Stock and rights to purchase Series B Participating Preferred Stock of the Registrant are deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, and the Class B Common Stock of the Registrant and rights to purchase Series B Participating Preferred Stock of the Registrant are deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, in each case pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), BNS Holding, Inc. is the successor issuer to BNS.

BNS Holding, Inc., pursuant to an Instrument of Adoption and Assumption, has adopted and assumed all of the obligations and duties of BNS under the Confirmatory Agreement dated as of December 8, 2004 between BNS and Steel Partners II, L.P.

B.	Press Release

On December 14, 2004, the Registrant issued a press release announcing that it had implemented the holding company organizational structure. A copy of this Press Release is filed herewith.

* * * *

The events and transactions described above under this Item are also responsive to Item 1.01 (Entry Into A Material Definitive Agreement), in that the Agreement and Plan of Merger referenced as Exhibit 2.1 below was part of these events and transaction, responsive to Item 2.01 (Completion of Acquisition or Disposition of Assets) in that the Registrant, BNS Holding, Inc., became the parent holding company for BNS Co., and responsive to Item 5.03 (Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year) in that the Certificate of Incorporation as amended of BNS Co. and the By-laws of BNS Co. as in effect prior to the transaction became the restated and amended Certificate of Incorporation of the Registrant, BNS Holding, Inc., and the By-laws of the Registrant, BNS Holding, Inc.

Item 9.01	Financial Statement and Exhibits.

(c)	Exhibits

Exhibit Number	Title
99.1	Agreement and Plan of Merger by and between BNS Co., BNS Holding, Inc. and BNS Holdings Merger Sub, Inc., filed herewith.

99.2	Amended and Restated Certificate of Incorporation of BNS Holding, Inc. as filed with Secretary of State of the State of Delaware on December 13, 2004, filed herewith.

99.3	Amended and Restated By-laws of BNS Holding, Inc., filed herewith.

99.4	Rights Agreement Assumption Agreement by and among EquiServe Trust Company, N.A., BNS Co. and BNS Holding, Inc., filed herewith.

99.5	Instrument of Adoption and Assumption by BNS Holding, Inc. of Indemnity Agreements between BNS Co. and Various Directors and Officers of BNS Co., filed herewith.

99.6	Instrument of Adoption and Assumption by BNS Holding, Inc. of BNS Co.’s 1999 Equity Incentive Plan, filed herewith.

99.7	Instrument of Adoption and Assumption by BNS Holding, Inc. of Agreement between BNS Co. and Michael D. Warren Associates, Inc., filed herewith.

99.8	Instrument of Adoption and Assumption by BNS Holding, Inc. of the Confirmatory Agreement between BNS Co. and Steel Partners II, L.P., filed herewith.

99.9	December 14, 2004 Press Release, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNS Holding, Inc.

Date: December 14, 2004	By:	/s/ Michael Warren
	Name:	Michael Warren
	Title:	President and Chief Executive Officer